                                  EXHIBIT 10.1


                     TERMINATION OF EXISTING MINERALS LEASE,
                      BILL OF SALE, AND NEW MINERALS LEASE

     This Termination of Existing Minerals Lease, Bill of Sale and New Minerals Lease made and entered into as of the 20th day of April, 1988, by and between Lisbon Copper Ltd., a Utah limited partnership ("LESSOR"), whose mailing address is c/o Raymond E. Kunkel, 33 Holiday Haven, Moab, Utah 84532; Kelmine Corporation ("KELMINE"), also known as Kelmine Corp., a Colorado corporation, whose mailing address is 11930 West 44th Avenue, Wheatridge, Colorado 80033; and MLP Associates Ltd. ("LESSEE") a Colorado limited partnership, whose address is 2801 Youngfield St., Suite 221, Golden, Colorado 80401.

     WITNESSETH:

     I.   TERMINATION OF MINERALS LEASE.

          I.A. Recitals.

               I.A.1. Raymond E. Kunkel ("RAY") and Paul B. Clemons ("CLEMONS"), as lessors, and KELMINE, as lessee, entered into a Minerals Lease (the "KUNKEL-KELMINE LEASE") dated February 15, 1985, covering an interest in the following:

                    I.A.1.a. The hereinafter named unpatented lode mining claims situated in San Juan County, State of Utah, which are more particularly described in the notice of location and amended notice of location for each claim, a copy of which is recorded in the Recorder's office of San Juan County,

State of Utah (the "RECORDER'S OFFICE"), and the Bureau of Land Management Serial Number (the "BLM NO.") of which are as follows:

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

Camel                               25              453
     (amended)                     231              261             129728
Cow                                 25              454
     (amended)                     231              262             129732
Cat                                 25              454
     (amended)                     231              262             129729
Colt                                25              455
     (amended)                     231              263             129730
Cougar                              25              455
     (amended)                     231              263             129731
Cub                                 25              456
     (amended)                     231              264             129734
Coyote                              25              456
     (amended)                     231              264             129733
Sentinal 1                          47               44
     (amended)                     231              256             129718
Sentinal 2                          47               45
     (amended)                     231              257             129719
Sentinal 3                          47               45
     (amended)                     231              257             129720
Sentinal 4                          47               46
     (amended)                     231              258             129721
Sentinal 5                          47               46
     (amended)                     231              258             129722
Sentinal 6                          47               47
     (amended)                     231              259             129723
Sentinal 7                          47               47
     (amended)                     231              259             129724
Sentinal 8                          47               48
     (amended)                     231              260             129725
Sentinal 9                          47               48
     (amended)                     231              260             129726
Sentinal 10                         47               49
     (amended)                     231              261             129727
Security 3                         377              402             140827
Security 5                         377              403             140607
Security 7                         377              404             140608

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

Security 9                         377              405             140609
Security 11                        377              406             140610
Security 14                        377              407             140611
Security 15                        377              408             140612
Security 16                        377              409             140613
Security 18                        377              410             140614
Security 19                        377              411             140615
Security 20                        377              412             140616
Security 25                        377              413             140617
Security 26                        377              414             140618
Security 27                        377              415             140619
Security 28                        377              416             140620
Security 29                        377              417             140621
Security 30                        377              418             140622
Security 31                        377              419             140623
Security 32                        377              420             140624
Security 33                        377              421             140625
Security 34                        377              422             140626
Security 35                        377              423             140627
Security 36                        377              424             140628
Security 37                        377              425             140629
Security 38                        377              426             140630
Security 39                        377              427             140631
Security 40                        377              428             140632
Security 41                        377              429             140633
Security 42                        377              430             140634
Security 43                        377              431             140635
Security 44                        377              432             140636
Security 45                        377              433             140637
Security 46                        377              434             140638
Security 47                        377              435             140639
Security 48                        377              436             140640
Security 49                        378              341             140641
Security 50                        378              342             140642
Security 51                        378              343             140643
Security 52                        378              344             140644
Security 53                        378              345             140645
Security 54                        378              346             140646
Security 55                        378              347             140647
Security 56                        378              348             140648
Climax No. 1                       R-2              382
Climax No. 2                       R-2              382
Alpha No. 1                         63               96

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

     (amended)                     169              463
     (amended)                     270               83             129765
Alpha No. 2                         63               96
     (amended)                     169              463
     (amended                      270               83             129766
Alpha No. 3                         63               97
     (amended)                     169              464
     (amended)                     270               84             129767
Alpha No. 4                         63               97
     (amended)                     169              464
     (amended)                     270               84             129768
Alpha No. 5                         63               98
     (amended)                     169              465
     (amended)                     270               85             129769
Alpha No. 6                         63               98
     (amended)                     169              465
     (amended)                     270               85             129770
Alpha No. 7                         63               99
     (amended)                     169              466
     (amended)                     270               86             129771
Alpha No. 8                         63               99
     (amended)                     169              466
     (amended)                     270               86             127992
CW 1                               510               62             129811
CW 2                               510               63             129812
CW 3                               510               64             129813
CW 4                               510               65             129814
CW 5                               510               66             129815
CW 6                               510               67             129816
CW 7                               510               68             129817
CW 8                               510               69             129818
CW 9                               510               70             129819
CW 10                              510               71             129820
CW 11                              510               72             129821
CW 12                              510               73             129822
CW 13                              510               74             129823
CW 14                              510               75             129824
CW 15                              511              596             129825
CW 16                              511              597             129826
CW 19                              511              598
     (amended)                     521               8              129827
CW 22                              511              599
     (amended)                     521                9             129828

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------
KWR 1                              487              130             129789
KWR 2                              487              131             129790
KWR 3                              487              132             129791
KWR 4                              487              133             129792
KWR 5                              487              134             129793
KWR 6                              487              135             129794
KWR 7                              487              136             129795
KWR 8                              487              137             129796
KWR 9 Fraction                     501              345             129797
KWR 10                             501              346             129798
KWR Fraction                       501              347             129799
KWR 11 Fraction                    521              469             129802
KWR 12 Fraction                    501              348             129800
KWR 13 Fraction                    501              349             129801
CWG Fraction                       517              275             129786
CWG Fraction #1                    517              276             129787
CWG Fraction #2                    517              277             129788
CD 1                               509              508             129773
CD 2 Fraction                      509              509             129778
CD 3 Fraction                      509              510             129779
CD 4 Fraction                      509              511             129780
CD 5 Fraction                      509              512             129781
CD 6 Fraction                      509              550             129737
Globe #1                           486               16
     (amended)                     489              392             129782
Globe #2                           486               17
     (amended)                     489              393             129783
Globe #9                           486               24
     (amended)                     489              400             129784
Globe #10                          486               25
     (amended)                     489              401             129785

                    I.A.1.b. The following described fee land (the "FEE LAND") situated in San Juan County, State of Utah, to-wit:

                                 PATTERSON RANCH

                      TOWNSHIP 31 SOUTH, RANGE 25 EAST, SLM

                      Section 1: Lots 1, 2, 3 and 4

                    I.A.1.c. Water and water rights for use upon the property covered by the KUNKEL-KELMINE LEASE.

                    I.A.1.d. The stockpile of mixed oxide-sulphide copper ore (the "STOCKPILE") estimated to contain 35,000 to 40,000 tons containing approximately 2% copper which is situated on the following described tract of land situated in San Juan County, State of Utah, to-wit:

          TOWNSHIP 30 SOUTH, RANGE 25 East, SLM

          Section 36: SE 1/4

                    I.A.1.e. All mining claims and other property acquired by the parties to the KUNKEL-KELMINE LEASE within one (1) mile of any part of the property above described which is covered by the KUNKEL-KELMINE LEASE, except State of Utah Metalliferous Lease Number 20569 (the "STATE LEASE"), covering the following described tracts of land situated in San Juan County, State of Utah, to-wit:

          TOWNSHIP 30 SOUTH, RANGE 25 EAST, SLM

          Section 36: NW 1/4, E 1/2

               I.A.2. On the date of the KUNKEL-KELMINE LEASE, the interest of the lessors in that lease and in the property covered by that lease, was divided between the individual lessors as follows:

          Name of Lessor                Undivided Interest Owned
          --------------                ------------------------
          RAY                                     95%
          CLEMONS                                  5%

               I.A.3. Since the date of the KUNKEL-KELMINE LEASE, the following transfers affecting the interest of the lessors in that lease have occurred, to-wit:

                    I.A.3.a. By Deed and Assignment dated December 17, 1985, and recorded in the RECORDER'S OFFICE on December 18, 1985, in Book 673 at pages 479-484, RAY conveyed the undivided interest set opposite the names of the persons hereinafter set forth in and to the property covered by the KUNKEL-KELMINE LEASE and the interest of the lessors in that lease as follows:

     Name of Grantee                    Undivided Interest Conveyed
     ---------------                    ---------------------------
     Albert S. Gilles ("GILLES")                     5%
     Burton F. Kunkel ("BURTON")                    10%
     A. E. Dearth ("DEARTH")                        10%

                    I.A.3.b. By Deed and Assignment dated November 20, 1986, and recorded in the RECORDER'S OFFICE on December 15, 1986, in Book 682 at pages 615-619, CLEMONS conveyed his interest in the KUNKEL-KELMINE LEASE and the property covered by that lease to Nancy Brown ("BROWN").

               I.A.4.  By Deed and Assignment dated as of

April 1, 1988, RAY, BROWN, GILLES, BURTON and DEARTH conveyed their interest in the KUNKEL-KELMINE LEASE and the property covered thereby to LESSOR so that LESSOR now owns the interest of the lessors in that lease and the property covered thereby.

               I.A.5. KELMINE continues to hold all of the interest of the lessee in the KUNKEL-KELMINE LEASE and such interest is not encumbered in any way.

               I.A.6. LESSOR asserts that the KUNKEL-KELMINE LEASE has been terminated for failure of KELMINE to pay the monthly minimum royalty of $5,000.00 under Section II.G. of the KUNKEL-KELMINE LEASE and KELMINE denies that the lease has terminated.

               I.A.7. Since the execution of the KUNKEL-KELMINE LEASE, RAY has delivered to KELMINE certain information relating to the property covered by the lease. In addition, KELMINE, from its own operations, has accumulated data which should be made available to LESSOR under Section II.R. of the KUNKEL-KELMINE LEASE. The information and data provided by RAY to KELMINE and the information and data accumulated by KELMINE with respect to which LESSOR is entitled to access is hereinafter collectively referred to as the "DATA". The DATA is presently located at the office (the "KELMINE OFFICE") of KELMINE in Moab, Utah.

               I.A.8. LESSOR and KELMINE desire to compromise and resolve their differences and terminate the KUNKEL-KELMINE LEASE by agreement and provide for the preservation and accessibility to LESSOR and LESSEE of the DATA.

          I.B.  AGREEMENT.

               In consideration of the premises and particularly in consideration of the acts and undertakings of the parties hereinafter set forth, the execution of the BILL OF SALE and the execution of the NEW MINERALS LEASE, and for other good and valuable consideration, the receipt of which is hereby acknowledged by LESSOR and KELMINE, LESSOR and KELMINE hereby agree and do as follows:

               I.B.1. The KUNKEL-KELMINE LEASE is terminated effective as of the date of this instrument and is of no further force and effect.

               I.B.2. LESSOR and KELMINE release all claims against each other under the KUNKEL-KELMINE LEASE and acknowledge that each has no claim against the other with respect to that lease.

               I.B.3. KELMINE agrees to maintain the DATA at the KELMINE OFFICE and to deliver the same to LESSEE as soon as LESSEE is willing to take possession of the same.

               I.B.4. Irrespective of anything else set forth herein, the termination provided herein shall not operate to relieve LESSOR and KELMINE from their obligation to pay their respective share of taxes under the KUNKEL-KELMINE LEASE and the obligation of KELMINE to perform the reclamation work under the KUNKEL-KELMINE LEASE.

     II.  BILL OF SALE

          II.A.  RECITALS.

               II.A.1. Under the KUNKEL-KELMINE LEASE, KELMINE acquired equipment and machinery (the "SX-EW") described as follows:

     Four Solvent Extraction Tanks
     Two 350 Kilowatt Rectifiers
     Approximately Thirty Concrete Electro-Winning Cells

for the processing of the copper bearing ores produced from the property covered by the KUNKEL-KELMINE LEASE. The SX-EW is presently stored near the entrance of the Cub uranium mine which is also on the land with respect to which the copper mining rights are subject to the KUNKEL-KELMINE LEASE.

               II.A.2. Section II.Q. of the KUNKEL-KELMINE LEASE makes provision that upon termination of that lease the SX-EW can become the property of the LESSOR if it accepts the same.

               II.A.3. LESSOR and KELMINE desire to implement the provisions of the KUNKEL-KELMINE LEASE by providing that LESSOR shall acquire SX-EW from KELMINE.

          II.B.  BILL OF SALE

               II.B.1. KELMINE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by KELMINE, and in further consideration of the termination of the KUNKEL-KELMINE LEASE as above set forth and the execution of the NEW MINERALS LEASE, hereby sells, conveys, sets over and delivers to the LESSOR the SX-EW.

               II.B.2.  LESSOR hereby accepts the Bill of Sale set forth herein.

     III.  NEW MINERALS LEASE.

          III.A.  RECITALS.

               III.A.1. RAY and CLEMONS are the Grantees in the following described deeds (the "DEEDS"):

                    III.A.1.a. Quit-Claim Deed from G. M. Wallace & Co. dated September 30, 1976, which was recorded in the RECORDER'S OFFICE on April 27, 1977, in Book 577 at pages 391-398.

                    III.A.1.b. Quit-Claim Deed from Wallace Resources Inc. dated May 29, 1980, which was recorded in the RECORDER'S OFFICE on July 22, 1980, in Book 618 at page 891.

                    III.A.1.c. Deed (the "COSTANZA-KUNKEL DEED") from Joseph F. Costanza and Joyce L. Costanza (collectively "COSTANZA") dated January 5, 1983, which was recorded in the RECORDER'S OFFICE on July 17, 1984, in Book 661 at pages 294-296.

               III.A.2. LESSOR believes, but does not warrant or represent, that under the foregoing deeds it has the following rights, to-wit:

                    III.A.2.a. The right to mine and process the copper bearing ores down to a depth of 500 feet from the hereinafter named unpatented lode mining claims situated in San Juan County, State of Utah, which are more particularly described in the notice of location and amended notice of location for each claim, a copy of which is recorded in the RECORDER'S OFFICE and the BLM NO. of which is as follows:

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

Camel                               25              453
     (amended)                     231              261             129728
Cow                                 25              454
     (amended)                     231              262             129732
Cat                                 25              454
     (amended)                     231              262             129729
Colt                                25              455
     (amended)                     231              263             129730
Cougar                              25              455
     (amended)                     231              263             129731
Cub                                 25              456
     (amended)                     231              264             129734
Coyote                              35              456
     (amended)                     231              264             129733
Sentinal 1                          47               44

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

     (amended)                     231              256             129718
Sentinal 2                          47               45
     (amended)                     231              257             129719
Sentinal 3                          47               45
     (amended)                     231              257             129720
Sentinal 4                          47               46
     (amended)                     231              258             129721
Sentinal 5                          47               46
     (amended)                     231              258             129722
Sentinal 6                          47               47
     (amended)                     231              259             129723
Sentinal 7                          47               47
     (amended)                     231              259             129724
Sentinal 8                          47               48
     (amended)                     231              260             129725
Sentinal 9                          47               48
     (amended)                     231              260             129726
Sentinal 10                         47               49
     (amended)                     231              261             129727
Gamma 1                             71              490
     (amended)                      85              499
Gamma 2                             71              490
     (amended)                      85              499
CD #6 Fraction                     509              550
Security 3                         377              402             140827
Security 5                         377              403             140607
Security 7                         377              404             140608
Security 9                         377              405             140609
Security 11                        377              406             140610
Security 14                        377              407             140611
Security 15                        377              408             140612
Security 16                        377              409             140613
Security 18                        377              410             140614
Security 19                        377              411             140615
Security 20                        377              412             140616
Security 25                        377              413             140617
Security 26                        377              414             140618
Security 27                        377              415             140619
Security 28                        377              416             140620
Security 29                        377              417             140621
Security 30                        377              418             140622
Security 31                        377              419             140623
Security 32                        377              420             140624

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

Security 33                        377              421             140625
Security 34                        377              422             140626
Security 35                        377              423             140627
Security 36                        377              424             140628
Security 37                        377              425             140629
Security 38                        377              426             140630
Security 39                        377              427             140631
Security 40                        377              428             140632
Security 41                        377              429             140633
Security 42                        377              430             140634
Security 43                        377              431             140635
Security 44                        377              432             140636
Security 45                        377              433             140637
Security 46                        377              434             140638
Security 47                        377              435             140639
Security 48                        377              436             140640
Security 49                        378              341             140641
Security 50                        378              342             140642
Security 51                        378              343             140643
Security 52                        378              344             140644
Security 53                        378              345             140645
Security 54                        378              346             140646
Security 55                        378              347             140647
Security 56                        378              348             140648

                    III.A.2.b. The right to mine and process the ores bearing copper and some other minerals from the following:

                         III.A.2.b.(1)  The hereinafter named unpatented lode
mining claims situated in San Juan County, state of Utah, which are more particularly described in the notice of location and amended notice of location for each claim which is recorded in the RECORDER'S OFFICE and the BLM NO. of which is as follows:

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

Climax No. 1                       R-2              382
     (amended)                     487              185             129763
Climax No. 2                       R-2              382
     (amended)                     487              186             129764
Alpha No. 1                         63               96
     (amended)                     169              463
     (amended)                     270               83             129765
Alpha No. 2                         63               96
     (amended)                     169              463
     (amended)                     270               83             129766
Alpha No. 3                         63               97
     (amended)                     169              464
     (amended)                     270               84             129767
Alpha No. 4                         63               97
     (amended)                     169              464
     (amended)                     270               84             129768
Alpha No. 5                         63               98
     (amended)                     169              465
     (amended)                     270               85             129769
Alpha No. 6                         63               98
     (amended)                     169              465
     (amended)                     270               85             129770
Alpha No. 7                         63               99
     (amended)                     169              466
     (amended)                     270               86             129771
Alpha No. 8                         63               99
     (amended)                     169              466
     (amended)                     270               86             129772
G. M. Wallace Fraction
     (amended)                     487              129             129829
CW 1                               510               62             129811
CW 2                               510               63             129812
CW 3                               510               64             129813
CW 4                               510               65             129814
CW 5                               510               66             129815
CW 6                               510               67             129816
CW 7                               510               68             129817
CW 8                               510               69             129818
CW 9                               510               70             129819
CW 10                              510               71             129820
CW 11                              510               72             129821
CW 12                              510               73             129822
CW 13                              510               74             129823

                                                                    BLM NO.
     Name of Claim                Book             Page              (UMC)
     -------------                ----             ----             -------

CW 14                              510               75             129824
CW 15                              511              596             129825
CW 16                              511              597             129826
CW 19                              511              598
     (amended)                     521                8             129827
CW 22                              511              599
     (amended)                     521                9             129828
KWR 1                              487              130             129789
KWR 2                              487              131             129790
KWR 3                              487              132             129791
KWR 4                              487              133             129792
KWR 5                              487              134             129793
KWR 6                              487              135             129794
KWR 7                              487              136             129795
KWR 8                              487              137             129796
KWR 9 Fraction                     501              345             129797
KWR 10                             501              346             129798
KWR Fraction                       501              347             129799
KWR 11 Fraction                    521              469             129802
KWR 12 Fraction                    501              348             129800
KWR 13 Fraction                    501              349             129801
CWG Fraction                       517              275             129786
CWG Fraction #1                    517              276             129787
CWG Fraction #2                    517              277             129788
CD 1                               509              508             129773
CD 2 Fraction                      509              509             129778
CD 3 Fraction                      509              510             129779
CD 4 Fraction                      509              511             129780
CD 5 Fraction                      509              512             129781
CD 6 Fraction                      509              550             129737
Globe #1                           486               16
     (amended)                     489              392             129782
Globe #2                           486               17
     (amended)                     489              393             129783
Globe #9                           486               24
     (amended)                     489              400             129784
Globe #10                          486               25
     (amended)                     489              401             129785

                                               III.A.2.b.(2)  The FEE LAND.

                                              III.A.2.b.(3)  The STOCKPILE.

               III.A.3. Such rights as LESSOR has in all the above described unpatented lode mining claims are hereinafter referred to as the "MINING CLAIMS."

               III.A.4. Such right to water available for use in processing copper bearing ores from the property above described as the LESSOR has is hereinafter referred to as the "WATER RIGHT".

               III.A.5. LESSOR has acquired the rights of KELMINE in the SX-EW under the BILL OF SALE.

               III.A.6. COSTANZAS hold the STATE LEASE. COSTANZAS, in the COSTANZA-KUNKEL DEED, intended to convey to RAY and CLEMONS the right to mine copper on the STATE LEASE to a depth of 500 feet. The State of Utah did not accept that deed and required that COSTANZAS make a separate assignment to RAY and CLEMONS. Such an assignment was made by COSTANZAS and approved by the State of Utah. LESSOR believes that it can acquire the interest of RAY, CLEMONS, BROWN, GILLES, BURTON and DEARTH in the STATE LEASE.

               III.A.7. All of the right, title, interest and expectancy of the LESSOR in the MINING CLAIMS, the FEE LAND, the WATER RIGHT, the SX-EW, the STATE LEASE, the STOCKPILE and all mining claims and other property (the "OTHER PROPERTY") acquired by LESSOR and/or LESSEE within one mile of any part of the MINING CLAIMS, the FEE LAND and the STATE LEASE are hereinafter collectively referred to as the "LEASED PREMISES".

               III.A.8. LESSOR desires to lease the LEASED PREMISES to LESSEE and LESSEE desires to lease the LEASED PREMISES from LESSORS.

          III.B. LEASE.

               III.B.1. For and in consideration of the mutual covenants and agreements hereinafter set forth, in further consideration of the termination of the KUNKEL-KELMINE LEASE and the execution of the BILL OF SALE, and for other good and valuable consideration received by LESSOR from LESSEE, LESSOR does hereby lease, let and demise exclusively to LESSEE all of the right, title and interest of the LESSOR in and to the LEASED PREMISES and LESSOR hereby grants exclusively to LESSEE any and all rights of LESSOR to occupy, use, enjoy and possess the LEASED PREMISES, including, but not limited to, the following:

                    III.B.1.a.  To explore for minerals.

                    III.B.1.b. To mine or otherwise extract, to mill, treat or otherwise process, and to store, stockpile, remove, market, sell or otherwise dispose of ore and minerals.

                    III.B.1.c. To dispose of or deposit waste material and tailings on the LEASED PREMISES.

                    III.B.1.d. To construct, use, maintain, repair, replace and relocate in or upon the LEASED PREMISES buildings, shops, plants, machinery, mills, facilities, ore bins and structures of all kinds, roads, shafts, inclines, tunnels, drifts, open pits, pipelines, telephone lines, electric transmission lines and transportation facilities and other utilities.

                    III.B.1.e. To use any underground water now existing or subsequently discovered or developed in or upon the LEASED PREMISES.

                    III.B.1.f. To exercise any and all other rights and privileges which are incidental to or which may be useful, desirable or convenient in LESSEE's exercise of any or all of the rights hereinabove specified which are not in conflict with applicable state and federal laws and regulations.

                    III.B.1.g. LESSEE may use and enjoy the LEASED PREMISES and exercise any of the rights granted hereunder by any methods now or heretofore known or hereafter developed.

               III.B.2.  This NEW MINERALS LEASE is conditioned upon:

                    III.B.2.a. LESSEE proceeding diligently and with all reasonable dispatch to secure the necessary state and federal approval of mining and operating plans.

                    III.B.2.b. LESSEE diligently commencing and continuing to work on a copper processing facility to process copper ores from the LEASED PREMISES.

                    III.B.2.c. LESSEE commencing production from the LEASED PREMISES in commercial quantities within five (5) years after such approval is secured.

                    III.B.2.d. LESSOR using its best efforts to acquire all the right, title and interest of RAY, CLEMONS, BROWN, GILLES, BURTON and/or DEARTH in the STATE LEASE, including, but not limited to, the securing of the approval of the state of Utah to the transfer to LESSOR.

               III.B.3. Upon the execution of this NEW MINERALS LEASE by the LESSOR, LESSEE shall immediately pay to LESSOR the sum of $1,500.00 which shall not be recoverable by LESSEE out of the production royalty hereinafter provided.

               III.B.4. LESSOR and LESSEE agrees to execute such additional documents as are reasonably necessary to insure and confirm that the OTHER PROPERTY is covered by this NEW MINERALS LEASE. Without limiting the foregoing, LESSOR agrees that, promptly upon the request of LESSEE, LESSOR shall make, execute, acknowledge and deliver to LESSEE, in recordable form, an amendment or amendments to this MINERALS LEASE or any other documents which better describe the LEASED PREMISES.

               III.B.5. The rights of LESSOR as to some of the LEASED PREMISES are in the form of an ownership of the copper and some other minerals and in other parts of the LEASED PREMISES the rights are in the form of leases and subleases so that while this instrument is characterized as a "lease" it is a lease as to some portions of the LEASED PREMISES and a sublease as to the balance.

               III.B.6. This NEW MINERALS LEASE shall commence on the date first above set forth in this instrument, run thereafter for a primary term of ten (10) years and continue thereafter as long as minerals are being produced from the LEASED PREMISES in commercial quantities, unless sooner terminated or surrendered as hereinafter set forth; provided, however, that in the event production of minerals in commercial quantities occurred during the primary term and thereafter ceases because it is no longer commercially feasible to continue the production of minerals from the LEASED PREMISES, this NEW MINERALS LEASE shall continue beyond the expiration of the primary term without the necessity of production of minerals and/or metals in commercial quantities as long as it is not commercially feasible to continue production and as long as LESSEE performs all the covenants it is obligated to perform hereunder including, but not limited to, the covenant to pay the monthly minimum advance royalty hereinafter provided.

               III.B.7. LESSEE shall pay LESSOR a royalty equal to the percentage (hereinafter set forth) of the NET PROCEEDS (hereinafter defined) received for all mineral, and/or metals, mined and removed from the LEASED PREMISES and processed and sold in any chemical, mineral or metallic form, hereinafter referred to as the "PRODUCT." The percent of the royalty shall be determined by the amount of NET PROCEEDS per pound of PRODUCT sold during the calendar month. If the NET PROCEEDS per pound of PRODUCT sold during the calendar month is less than $1.00, the royalty percentage shall be five percent (5%). If the NET PROCEEDS per pound of PRODUCT sold during the calendar month is from $1.00 up to and including $1.20, the royalty percentage shall be five and one-half percent (5 1/2%). If the NET PROCEEDS per pound of PRODUCT sold during the calendar month is more than $1.20, the royalty percentage shall be six percent (6%). The term "NET PROCEEDS" means the gross amount received by LESSEE, after deducting freight and handling charges from the point of final treatment to the point of final sale, from an arms-length bona fide sale of PRODUCT to a purchaser which has no financial interest of any kind in the LESSEE or its operations on the LEASED PREMISES or to a purchaser in which the LESSEE has no financial interest of any kind. If the LESSEE makes a sale which is not arms-length and bona fide and/or to a purchaser which has a financial interest in the LESSEE or its operations on the LEASED PREMISES Or to a purchaser in which the LESSEE has a financial interest, the NET PROCEEDS shall be based upon the MARKET VALUE of the contained metals and/or minerals in the PRODUCT. The term MARKET VALUE of contained metals and/or minerals shall mean the average of U.S. Producer or major Suppliers prices, as quoted in Metals Week and as published in Engineering and Mining Journal (E&MJ) for the month in which the metals and/or minerals are sold.

               III.B.8. LESSEE shall pay all royalties previously reserved and all royalties due and owing on the underlying leases and subleases with respect to the LEASED PREMISES. LESSEE shall perform all other obligations which LESSOR and RAY, BROWN, GILLES, BURTON and DEARTH, and/or any of them, are obligated to perform in those leases and subleases. Without in any way limiting the foregoing, LESSEE shall pay all royalty on the STOCKPILE which may be owing the State of Utah or any other person or entity.


               III.B.9. LESSEE shall be entitled to deduct the royalty which it pays under Section III.B.8 (other than the royalty which it pays on the STOCKPILE for which it shall not be entitled to any deduction) on a particular PRODUCT from the royalty due LESSOR under Section III.B.7. on that same PRODUCT, provided that the percentage of the royalty due LESSORS on that particular PRODUCT shall not, in any event, be reduced to less than one and one-half percent (1 1/2%) so that irrespective of the amount of the underlying royalty paid by LESSEE on a particular PRODUCT, LESSOR shall always receive a royalty of at least one and one-half percent (1 1/2%) on that PRODUCT. As an example and by way of illustration, the percentage of the underlying royalty on the FEE LAND is six percent (6%) and based on net smelter returns. If the NET PROCEEDS from PRODUCT from the FEE LAND for a calendar month is such that the underlying royalty under
Section III.B.S. is more than the amount of royalty due LESSOR under Section III.B.7., LESSEE would be obligated to pay LESSOR on that PRODUCT, in addition to the underlying royalty to be paid to the persons or entities entitled thereto, a royalty of one and one-half percent (1 1/2%) under Section III.B.7.

               III.B.10. LESSEE shall prepare and maintain such records as are reasonably necessary to calculate the royalty due LESSORS hereunder and the royalty due on the underlying leases and subleases. LESSEE shall, on written request of LESSORS, furnish copies of such records to LESSOR.

               III.B.11. Commencing with the month of April, 1988, LESSEE shall pay LESSOR a monthly minimum advance royalty, which shall be due and payable on the first day of each month, as follows:

     For the months commencing with the month of April, 1988, and continuing through the month of March, 1989, the sum of $1,250.00 per month;
     For the months commencing with the month of April, 1989, and continuing through the month of March, 1990, the sum of $1,500.00 per month;
     For the months commencing with the Month of April, 1990, and continuing through the month of March, 1991, the sum of $2,000.00 per month;
     For the months commencing with the month of April, 1991, and continuing through the month of March 1992, the sum of $2,500.00 per month; and For each and every month after March, 1992, and continuing as long as this NEW MINERALS LEASE remains in effect, the sum of $3,000.00 per month.

LESSEE shall be entitled to credit this monthly minimum advance royalty against the production royalty to which the LESSOR is entitled as set forth above. LESSEE shall not be entitled to any credit for the minimum payments made by KELMINE under the KUNKEL-KELMINE LEASE.

               III.B.12. The following provisions shall be applicable to "WASTE MATERIAL" which is defined as material mined or extracted from the LEASED PREMISES which LESSEE in its sole discretion determines not to sell because of its mineral content, and LESSEE'S determination shall be final and conclusive:

                    III.B.12.a. LESSOR agrees that WASTE MATERIAL may be mined or otherwise extracted without obligation upon LESSEE to replace the same. At no time during the term of this NEW MINERALS LEASE or at any time thereafter shall LESSEE be required to remove any WASTE MATERIAL deposited by LESSEE on the LEASED PREMISES, except as otherwise provided by applicable governmental laws, rules and regulations in full force and effect on or before the termination of this NEW MINERALS LEASE.

                    III.B.12.b. All WASTE MATERIAL on the LEASED PREMISES prior to surrender or termination of this MINERALS LEASE shall be the property of LESSEE, and LESSOR shall have no right, title or interest whatsoever therein and thereto until this NEW MINERALS LEASE is surrendered or terminated.

                    III.B.12.c. All WASTE MATERIAL on the LEASED PREMISES after surrender or termination of this NEW MINERALS LEASE shall be the property of LESSOR, and LESSEE shall have no right, title or interest whatsoever therein or thereto after this MINING LEASE is surrendered or terminated.

               III.B.13.  With respect to taxes:

                    III.B.13.a. LESSEE agrees to pay all taxes levied and assessed against the SX-EW, all equipment of LESSEE on the LEASED PREMISES, and any improvements placed on the LEASED PREMISES by LESSEE.

                    III.B.13.b. The relationship (in terms of percentage) which the total royalty which LESSOR receives hereunder during a given taxing period bears to the total NET

PROCEEDS for the same period shall be established by dividing the total royalty received by LESSOR by the total NET PROCEEDS. LESSOR agrees to pay that established percentage and LESSEE agrees to pay the balance of such taxes, assessments, or other governmental levies which are assessed, levied or imposed:

                         III.B.13.b.(1)  Against the LEASED PREMISES solely by
reason of LESSEE's operations on the LEASED PREMISES.

                         III.B.13.b.(2)  Against the minerals in or on the
LEASED PREMISES in an unsevered state.

                         III.B.13.b.(3)  Any occupation, severance, production
or net proceeds of mines taxes, if any, imposed for, resulting from or measured by reference to the removal of ore and or minerals by the LESSEE.

                    III.B.13.c. LESSEE shall not be obligated to pay any taxes levied, imposed or assessed against, or measured by reference to operations upon the LEASED PREMISES which are not conducted by or on behalf of LESSEE under the terms of this NEW MINERALS LEASE. In the event LESSOR fails to pay when due any taxes, assessments or other governmental levy against the LEASED PREMISES (which LESSOR is obligated to pay under this NEW MINERALS LEASE) LESSEE may, but shall not be obligated to, pay such taxes, assessments or levies, together with any penalty that may be imposed for failure to pay such when due. LESSOR agrees to reimburse LESSEE for any payments made for LESSOR hereunder, together with interest at the rate of 10% per annum from the date such payment is made by LESSEE, which reimbursement shall be made within ten (10) days after LESSEE has given written notice to LESSOR that LESSEE has paid such taxes, assessments or levies. LESSEE shall specify the amount of such taxes, assessments or levies in its notice to LESSOR. If such reimbursement is not made as provided herein, LESSEE shall have the right to withhold payment of and retain as its sole property any and all royalty (including the monthly minimum advance royalty provided above) thereafter due and payable to LESSOR until the amount of royalty withheld equals the reimbursement due LESSEE.

               III.B.14. LESSOR shall have the right to claim the depletion allowance applicable to the royalty paid LESSORS hereunder.

               III.B.15. With respect to liens, damages, liability and insurance:

                    III.B.15.a. LESSEE agrees to indemnify LESSORS against, and hold LESSOR harmless from any and all claims or liability for injury to or death of persons or for damages to property other than the LEASED PREMISES, resulting from LESSEE's ations hereunder. LESSEE further agrees to indemnify LESSOR nst and hold LESSOR harmless from any and all claims or ility for materials or labor resulting from LESSEE's ations hereunder on the LEASED PREMISES. LESSEE's gations hereunder shall not apply to any claim unless LESSOR fy LESSEE of the existence of such claim as soon as it mes known to LESSOR, and further notifies LESSEE of the itution of any action, suit or legal proceeding on such claim oon as the institution of such action, suit, or other eedings become known to LESSOR and LESSEE is given the sole t to defend and/or settle any such claim with attorneys of own selection.

                    III.B.15.b.  LESSEE further agrees to
tain workmen's compensation and tenant liability insurance ed by a company or companies acceptable to LESSOR, covering operations by LESSEE under this NEW MINERALS LEASE, showing limits of the insurers liability to be not less than:

                                BODILY INJURY:

                    Each Person                $500,000
                    Each Accident            $1,000,000
                    Property Damage            $500,000
                    Combined Limit           $1,000,000

or to the commencement of any work upon the LEASED
PREMISES,

LESSEE shall deliver to LESSOR certificates of all insurance required under this insurance clause.

                    III.B.15.c. If LESSOR shall fail to pay any and all amounts due hereunder, or duly to satisfy and discharge any mortgage or lien on the LEASED PREMISES, or shall suffer or permit any lien or encumbrance to be imposed upon the LEASED PREMISES, LESSEE may, at its own option, but shall not be obligated to, pay any or all unpaid amounts due and payable under, or satisfy and discharge any such mortgage, lien or encumbrance which is unpaid and payable and LESSEE may reimburse itself for any such payment of any such amount so paid or for payments and costs of paying, satisfying and discharging any such mortgage, lien or encumbrance, by withholding and retaining as its sole property from royalties (including the monthly minimum advance royalty) due and payable hereunder the amounts paid by LESSEE. In case of payment, discharge or satisfaction of a mortgage, lien or encumbrance LESSEE shall have all the rights and remedies against LESSOR which the mortgagee or lienor or the holder of such encumbrance had against the LESSOR immediately prior to the time of such payment, satisfaction or discharge. Upon the request of LESSEE, LESSOR shall promptly make, execute, acknowledge and deliver to LESSEE any and all instruments which LESSEE in its sole judgment shall deem necessary or desirable to effectuate fully the provisions of this Section.

               III.B.16. LESSOR, or their representative, at their sole risk and at their sole cost and expense, and subject to such reasonable safety regulations as may be prescribed by LESSEE, may have access to the LEASED PREMISES during regular business hours solely for the purpose of inspection of LESSEE's operations on the LEASED PREMISES.

               III.B.17. LESSEE will conduct its operations on the LEASED PREMISES in accordance with applicable governmental laws, rules and regulations. Without in any way limiting the foregoing, LESSEE will strictly comply with all reclamation requirements and all MSHA requirements now in effect or which may later become applicable and particularly those relating to safety training and record keeping. LESSEE makes no express or implied warranty, covenant or agreement relating to the exploration, development, mining or other operation of or upon the LEASED PREMISES or the marketing of any ore or mineral therefrom. The conduct of any such exploration, development, mining or other operations, or marketing, and the nature, manner or extent thereof, shall be matters to be determined within the sole discretion of LESSEE. LESSEE shall have no obligation, liability or responsibility whatsoever to LESSOR for damages or injury to the LEASED PREMISES arising out of, or caused by or in any way connected with the operations conducted by LESSEE upon, in and through the LEASED PREMISES.

               III.B.18. LESSEE may, at any time and from time to time during the term of this Lease, execute and deliver to LESSORS, in accordance with the notice provisions hereinafter set forth, or deliver for recording to the RECORDER'S OFFICE a quitclaim deed, quitclaiming to LESSOR or its successors in interest all or any part of the LEASED PREMISES and immediately upon such delivery this NEW MINERALS LEASE shall terminate with respect to such part or all, as the case may be, of the LEASED PREMISES, and LESSEE shall be relieved of all obligations, liability or responsibility of every character whatsoever thereafter accruing with respect to that part of all, as the case may be, of the LEASED PREMISES. If such delivery is to the RECORDER'S OFFICE, LESSEE shall deliver a copy of such quitclaim deed to LESSORS.

               III.B.19. LESSOR shall have no right to terminate this NEW MINERALS LEASE unless LESSEE shall fail to perform according to the terms of this NEW MINERALS LEASE and LESSOR shall give written to LESSEE specifying the nature of the default. If LESSEE shall not correct such default within thirty
(30) days after said notice is given, this NEW MINERALS LEASE shall terminate.

               III.B.20. Surrender or termination of this NEW MINERALS LEASE as provided herein shall not relieve the LESSEE of its obligations hereunder which remain unperformed at the time of the surrender or termination including, but not limited to, the obligation to pay all accrued royalties (including the monthly minimum advance royalty) , to pay its share of the taxes as above provided and to perform the reclamation work as above provided.

               III.B.21. LESSEE shall make every reasonable effort to care for the SX-EW and particularly to protect the electrical parts. In the event LESSEE does not use the SX-EW, or any part thereof, for the purpose for which it was acquired, that is, to process leach solutions from the LEASED PREMISES, within five years of the date of this NEW MINERALS LEASE, at the sole discretion of LESSOR the unused part shall no longer be a part of the LEASED PREMISES and LESSOR may, at its sole discretion, remove and dispose of the same upon written notice to the LESSEE. Subject to the above, LESSEE shall have the right at any time within sixty (60) days following the surrender or termination of this NEW MINERALS LEASE, with respect to all or any parts of the LEASED PREMISES to remove any and all buildings, structures, plants, shops, mills, machinery equipment, lines and facilities.

               III.B.22. LESSEE will maintain the DATA and make available for examination and copying by LESSOR, or its duly authorized representatives, the DATA, all additional survey maps, drill hole data, including drill hole chip boards, ore reserve calculations, mining plans, reclamation plans and supporting data used to obtain state and/or federal environmental and operating or mining permits, assay, metallurgical and feasibility reports relating to the LEASED PREMISES and any maps or diagrams or mine workings upon the LEASED PREMISES which LESSEE has in its possession or-control.

               III.B.23. Any notice or communication to the parties hereto, or quitclaim deed shall be deemed to have been sufficiently given for all purposes hereof if mailed by U. S. Registered or Certified mail, postage prepaid, return receipt requested, addressed as follows, and the date on the U. S. Post office receipt shall be deemed to be the date of mailing:

          To LESSOR:                         To LESSEE:

          Lisbon Copper Ltd.                 MLP Associates, Ltd.
          c/o Raymond E. Kunkel              2801 Youngfield Street, Suite 221
          33 Holiday Haven                   Golden, Colorado 80401
          Moab, Utah 84532

               III.B.24. LESSEE agrees that it will not assign, sublease or transfer all or any of its rights under this lease without first obtaining the written consent of LESSOR. LESSOR agrees that it will not unreasonably withhold that consent.

               III.B.25. LESSEE's failure to perform or comply with a particular provision of this NEW MINERALS LEASE shall be excused if such failure to perform or comply with that particular provision is caused by circumstances or conditions beyond the reasonable control of LESSEE, including but not limited to the following: severe weather, unusual mining casualty, civil or military orders, regulations or authority, insurrections, riots, strikes, acts of God, war or hostilities between any nations, embargoes, governmental orders or regulations, fire accident, explosion, flood, lockouts, differences with workman, delays of carriers, lack of transportation facilities, commandeering or requisitioning by the government, inability to obtain raw materials or the insurance required hereon, curtailment of or failure in obtaining sufficient electrical power. Circumstances or conditions which prevent the performance of a particular provision herein shall only excuse performance of the particular provision, the performance of which is prevented by those circumstances or conditions, and shall not excuse the performance of any of the other provisions of this NEW MINERALS LEASE. No circumstances or conditions shall excuse LESSEE from its obligation to pay the monthly minimum advance royalty under Section III.B.11.

               III.B.26. LESSOR hereby grants to LESSEE an irrevocable exclusive option to purchase the property comprising the LEASED PREMISES at the time the option is exercised, without warranty or representation of any kind, at any time while this NEW MINERALS LEASE is in full force and effect, all as set forth in a separate instrument.

               III.B.27. This NEW MINERALS LEASE shall be governed by and construed and enforced in accordance with the laws of the State of Utah.

               III.B.28. This NEW MINERALS LEASE contains the entire agreement by and between LESSOR and LESSEE and no oral agreement, promise, statement or representation which is not contained herein shall be binding on LESSOR or LESSEE. No amendment or modification of this NEW MINERALS LEASE shall become effective unless and until the same shall have been reduced to writing and duly signed, executed and acknowledged by the parties hereto.

               III.B.29. This NEW MINERALS LEASE may be executed in counterpart.

          IN WITNESS WHEREOF, the parties hereto have executed this Termination of Existing Minerals Lease, Bill of Sale and New Minerals Lease as of the day and year first above written.

                                   LESSOR

                                   LISBON COPPER LTD.


                                   By /s/ Raymond E. Kunkel
                                     ------------------------------------------
                                     Raymond E. Kunkel, General Partner


                                   By /s/ Burton F. Kunkel
                                     ------------------------------------------
                                     Burton F. Kunkel, General Partner

                                   KELMINE

                                   KELMINE CORPORATION


                                   By /s/ C. O. Keller
                                     ------------------------------------------
                                     C. O. Keller, President

                                   LESSEE

                                   MLP ASSOCIATES, LTD.


                                   By /s/ Charles E. Carlson
                                     ------------------------------------------
                                     Charles E. Carlson, General Partner


STATE OF UTAH       )
                    :    ss.
County of San Juan  )

          On this 12th day of April, 1988, personally appeared before me Raymond
E. Kunkel, one of the signers of the foregoing instrument, who duly acknowledged to me that he executed the same on behalf of Lisbon Copper Ltd., a limited partnership, as one of the general partners in said limited partnership.


                                        /s/ illegible
                                        ---------------------------------------
                                        Notary Public

                                        Residing at  Monticello, Utah
                                                    ---------------------------


My Commission Expires:

March 26, 1989
-----------------------


STATE OF UTAH       )
                    : ss.
County of Box Elder )
          ----------

          On this 14 day of April, 1988, personally appeared before me
Burton F. Kunkel, one of the signers of the foregoing instrument, who duly acknowledged to me that he executed the same on behalf of Lisbon copper Ltd., a limited partnership, as one of the general partners in said limited partnership.

                                        /s/ illegible
                                        ---------------------------------------
                                        Notary Public

                                        Residing at  illegible
                                                    ---------------------------


My Commission Expires:

1 June 1991
-----------------------

STATE OF COLORADO   )
                    : ss.
County of Jefferson )
          ----------

          On this 20th day of April, 1988, personally appeared before me C. 0. Keller, who being first duly sworn, deposes and says that he is the President of Kelmine Corporation, a Colorado corporation, and that he executed the foregoing instrument in behalf of said corporation by authority of a resolution of its board of directors; and said C. 0. Keller duly acknowledged to me that said corporation executed same.


                                        /s/ illegible
                                        ---------------------------------------
                                        Notary Public

                                        Residing at  2801 Youngfield
                                                    ---------------------------
                                                     Golden, CO 80401


My Commission Expires:

Aug. 16, 1998
-----------------------


STATE OF COLORADO   )
                    : ss.
County of Jefferson )

          On this 20th day of April, 1988, personally appeared before me Charles
E. Carlson, one of the signers of the foregoing instrument, who duly acknowledged to me that he executed the same in behalf of MLP Associates, Ltd., a

Colorado limited partnership, as one of the general partners in said limited partnership.


                                        /s/ illegible
                                        ---------------------------------------
                                        Notary Public

                                        Residing at  2801 Youngfield
                                                    ---------------------------
                                                     Golden, CO 80401


My Commission Expires:

Aug. 16, 1998
-----------------------


TERM.RLK

                               MLP ASSOCIATES LTD.
                             12936 NORTH 60TH STREET
                                PHOENIX AZ, 85254
                                  602-443-0284


July 23, 1993

                                   JULY, 1993
                         AMENDMENT TO NEW MINERAL LEASE
                              DATED APRIL 20, 1988


RECITALS:
     The parties Desire to amend the NEW MINERAL LEASE dated April 20, 1988, by and between Lisbon Copper, Ltd. (LESSOR) and MLP Associates, (LESSEE).

AMENDMENT:
     Section 111.B.11 is hereby amended only as to the amount of monthly minimum advanced royalty that shall be paid by LESSEE, which amount shall be one thousand five hundred dollars ($1,500.00) per month for each of 12 months beginning July 1, 1993 and running through June 1, 1994; then $2,500.00 per month for 12 months beginning July 1, 1994 and running through June 1, 1995. Commencing July 1,1995 and thereafter the monthly minimum advanced royalties shall revert to $3,000.00 as provided for in the NEW MINERAL LEASE.

Except as provided for herein, all provisions of the NEW MINERAL LEASE dated April 20, 1986, as amended, shall remain and are in full force and effect.

Agreed this 24th day of July, 1993, by:


LESSOR:
LISB0N COPPER, LTD.


By /s/ Raymond E. Kunkel
   ------------------------------------
   Raymond E. Kunkel, General Partner


LESSEE:
MLP ASSOCIATES, LTD.


BY /s/ Charles E. Carlson
   ------------------------------------
   Charles E. Carlson, General Manager